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                                                                    EXHIBIT 10.5

                             OFFICE BUILDING LEASE


This lease is made and entered into this 9th Day of July 1999, by and between Incline Capital Group, LLC A Nevada Corporation (hereinafter "Landlord") and TriNet Employer Group, Inc., A California Corporation (hereinafter "Tenant").

For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises herein described for the term, at the stated rent and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1.  PREMISES

1.1 Description. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises (hereinafter "Premises") attached as part of Exhibit A containing approximately 6,364+ square feet of Rentable Area, on the
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2nd floor of that certain office building (hereinafter "Building") located in the City of Reno, County of Washoe, Nevada, commonly known as, Park Center West, and more particularly described as 9805 Double R Blvd., Suite 200, Reno, NV 89511.

1.2 Work of Improvement. The obligation of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Premises for occupancy are set forth in detail in Exhibit B. Landlord and Tenant shall expend all funds and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently in a first class workmanlike manner for the amount not to exceed $25.00 per rentable square foot of Tenant's leased office space. Any amount exceeding $25.00 per square foot shall be paid by Tenant at completion of work. Landlord, Tenant and Broker (CB Richard Ellis, Inc.) shall split 1/3rd each of the cost of the HVAC VAV Box installation which is $15,598.00 in total cost and the VAV cost split three ways shall be $5,199.34 each.

2. TERM

2.1 Term. The Term of this Lease shall be for five (5) years commencing on October 1, 1999 and ending on September 30, 2004 unless sooner terminated pursuant to this Lease.

2.2 Delay in Commencement. Tenant agrees that in the event of the inability of Landlord for any reason, except reasons caused by Tenant's delay or change orders, to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1, including failure for any reason to complete the work referred to in Exhibit B, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds sixty (60) days, then the expiration date of the term of the Lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered. Prior to October 1, 1999, tenant agrees to pay pro-rated rent in the event Premises is available for occupancy.

2.3 Acknowledgement of Commencement Date. In the event the Commencement Date of the term of the Lease is other than as provided in Section 2.1, then Landlord and Tenant shall execute a written acknowledgement of the date of commencement and shall attach it to the Lease as Exhibit D.

3. RENT

Tenant shall pay to Landlord as Rent for the Premises in advance on the first day of each calendar month for the first year without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of $1.65 per square foot of Rentable Area, modified gross full service, with Tenant being responsible to pay all janitorial expenses within the Tenant's Premises. If the commencement date is not the first day of a month, or if the Lease

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termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the lease commences and/or terminates.

4.  SECURITY DEPOSIT

Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of $1.65 per square foot of Rentable Area as Security Deposit. Tenant agrees to deposit with Landlord the Security Deposit set forth in this Section upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

If Tenant fails to pay any rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have as reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for at Article 17 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

5.  TAX AND BUILDING OPERATING COSTS INCREASES.

5.1 Definitions. For purposes of this Section, the following terms are hereinafter defined:
     (a) Base Year: the calendar year from January 1, 2000 through December 31, 2000.
     (b) Building Operating Costs: All reasonable costs and expenses of ownership, operation and maintenance of the Building (excluding depreciation on the Building, all amounts paid an loans of Landlord and expenses capitalized for federal income tax purposes) including by way of illustration but not limited to: real and personal property taxes and assessments and any tax in addition to or in lieu thereof, other than taxes covered by Section 5.4 whether assessed against Landlord or Tenant or collected by Landlord or both; utilities; supplies; insurance; license, permit and inspection fees; cost of services of independent contractors (including property management fees); cost of compensation (including employment taxes and fringe benefits) of all person who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of the Building, its equipment and the adjacent walks, malls and landscaped area, including janitorial, scavenger, gardening, security, engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, signing and advertising (but excluding persons performing services not uniformly available to or performed for substantially all Building tenants), and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building. Building Operating Costs do not include capital costs, leasing commissions, or other tenants' improvement costs, or costs and expenses not shared pro rata by all other tenants.
     (c) Net Rentable Area: the rentable area computed by measuring to the inside finish of permanent outer building walls, to the Premises side of public corridors and/or other permanent partitions and to the center of partitions which separate the adjoining rentable areas with no deductions for columns and projections necessary to the Building structure. On multi-tenant floors, common corridors and toilets, air conditioning rooms, fan rooms, janitorial closets, electrical and telephone closets and any other areas within and exclusively serving that floor are considered common areas and for purposes of this Section shall be allocated pro rata to the tenants on the floor.

5.2 Tenant's Share. In the event the Building Operating Costs incurred by Landlord during any calendar year following the Base Year shall exceed Building Operating Costs incurred by Landlord during the Base Year, Tenant shall pay to Landlord an amount equal to Tenants rentable area divided by total rentable area of building of such


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increases, which share is computed on the basis of the ratio between Net
Rentable Area in the Premises and Net Rentable Area in the Building.

5.3 Payment. Within ninety (90) days after the end of each calendar year following the Base Year, Landlord shall furnish Tenant a written statement showing in reasonable detail Landlord's Building Operating Costs for the preceding calendar year and the Base Year, and showing the amount, if any, of any increase or decrease in the sums due from Tenant taking into account prior increases paid by Tenant (if any).

Coincidentally with the monthly rent payment next due following Tenant's receipt of such statement, Tenant shall pay to Landlord (in the case of an increase), or Landlord shall credit against the next rent due from Tenant (in the case of a decrease), an amount equal to the sum of (1) the difference between Building Operating costs for the preceding calendar year and the Base Year less increases paid by Tenant (if any); and (2) one-twelfth (1/12th) said increases for the current calendar year multiplied by the number of rent payments (including the current one) then elapsed in such calendar year. Thereafter the one twelfth (1/12th) shall be paid monthly with the rent until the adjustment the following year pursuant hereto. In no event shall the adjustment entitle Tenant to receive the benefit of a reduction in Building Operating Costs below the level of the initial Base Year during the term hereof.

5.4 New Taxes. In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord within thirty (30) days of receipt of a demand herefore, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within contemplation of the parties hereto; (a) upon, allocable to or measure by the area of the Premises or on the rent payable hereunder, including without limitation any gross income tax or excise tax levied by this State, any political subdivision thereof, City or Federal Government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon or measured by the value of Tenant's personal property, equipment or fixtures located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring interest or an estate in the Premises. Tenant agrees to pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof, upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises. For the purpose of determining said amount, figures supplied by County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with provisions of any law, ordinance or rule of the taxing authorities which require Tenant to file a report of Tenant's property located in the Premises.

6.  USE

6.1 Use. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord.



6.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

6.3  Uses Prohibited

     (a) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents (unless Tenant shall pay any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by standard form policy of fire insurance.
     (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or


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allow the premises to be used, for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.
     (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or government rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or similar body now, or hereafter, constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against the Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between the Landlord and Tenant.

7.  SERVICE AND UTILITIES

7.1 Landlord's Obligations. Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, and subject to the Rules and Regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required to be mutually acceptable to both the judgment of Landlord and Tenant for the comfortable use and occupancy of the Premises, scavenger, janitorial and window washing service and elevator service, and security customary in similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building.

7.2 Tenant's Obligation. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the premises during the term of this Lease.

7.3  Tenant's Additional Requirements.
     (a) Tenant will not, without the written consent of Landlord use any apparatus or device in the Premises, including but without limitation thereto, electronic data processing machines, punch card machines and machines using current in excess of 220 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. Tenant may at Tenant's sole expense, have space separately metered for electricity during construction of Tenant improvements. Tenant shall install, at Tenant's sole expense, a backup generator, enclosure and pad outside of building at a place to be mutually agreed upon by Landlord and Tenant. The generator shall be deemed the property of the Tenant and not permanently attached to Premises. Tenant will remove generator upon termination of this lease and will leave enclosure, pad and underground cabling in place. Tenant shall be responsible for the maintenance and repair of any such generator at its sole cost.
     (b) If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord for the use thereof, which consent Landlord may refuse and Landlord may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such service by the City in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.
     (c) Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand of Landlord.



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7.4  Non-Liability.  Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of, or injury to, property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing except when caused by the Landlord's negligence or breach of this Lease Agreement. If an interruption of utilities are caused by Landlord's negligence and the Premises cannot be used substantially for the purposes leased for a period of ten (10) consecutive days, the Tenant shall have the right to terminate this Lease Agreement by written notice to Landlord delivered within ten (10) days after the expiration of such ten (10) day period.

8.  MAINTENANCE AND REPAIRS, ALTERATIONS AND ADDITIONS

8.1  Maintenance and Repairs
     (a) Landlord's Obligations. Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or any other tenant in the Building and all common areas. Landlord will give reasonable notice, will coordinate with Tenant, and will use reasonable means to avoid interference with Tenant's use of the Premises in connection with repairs. If Landlord's failure to maintain or repair the building causes, or is reasonably likely to cause, material damage to Tenant's business, Tenant shall have the right, in addition to any other rights Tenant may have under law or this Agreement, either (1) to terminate this Lease Agreement upon ten (10) days written notice to the Landlord; or (2) to repair the Premises and charge the Landlord to the extent necessary to eliminate such material damage to Tenant's business.
     (b) Tenant's Obligations.
(I) Tenant at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Section 7 hereof, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, exterior windows at or below street level, all plumbing pipes, electrical wiring, switches, fixtures and special items in excess of building standard finish's and equipment installed by or at the expense of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.
          (II) Upon the expiration of earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises and the Building any signs, notices and displays placed by Tenant.
          (III) Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition or permanent improvements or additions, including without limitations thereto, repairing the floor and patching and painting the walls where required by Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.
          (IV) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to such work, any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work.
     (c) Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

8.2  Alterations and Additions
     (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining prior written consent of Landlord.
     (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, not to be unreasonably withheld, the times during


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which it is to be accomplished, and the requirement that upon written request of
Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense and all movable partitions, counters, personal property, equipment, fixtures and furniture.
     (c) All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease shall become the property of Landlord and remain upon and surrendered with the Premises, unless specified pursuant to Section 8.2(b) above.
     (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by tenant at any time during the Lease term when Tenant is not in default hereunder.

9.  ENTRY BY LANDLORD

Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the premises or any portion thereof.

10.  LIENS

Tenant shall keep the Premises and any building of which the Premises are a part free from liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released or record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expense incurred by it in connection therewith including attorneys' fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmens' liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

11.  INDEMNITY

11.1 Indemnity. Tenant shall indemnify and hold Landlord harmless form and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever; (1) occurring in, on or about the Premises or any part thereof; and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all



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claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act of negligence of Tenant, or any of its agents, contractors, employees and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, provided, however, that Tenant, shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide.

Tenant as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

11.2 Exemption of Landlord from Liability. Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources, unless caused by the Landlord's negligence or breach of this Agreement. Landlord shall not be liable for damages arising from any act or neglect of any other tenant of the Building.

12.  INSURANCE

12.1 Coverage. Tenant shall, at all times during the term of this Lease, and at its own cost and expense procure and continue in force the following insurance coverage:
     (a) Bodily Injury and Property Damage Liability Insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000.00.
     (b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Tenant.

12.2 Insurance policies. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord as an additional insured. Said insurance shall be with companies having a rating of not less than AAA in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modifications or cancellations except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

12.3 Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of other under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

12.4 Landlord warrants that Landlord will maintain adequate insurance to cover any loss or damage to the Building.

13.  DAMAGE OR DESTRUCTION

13.1 Partial Damage - Insured. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration and provided such restoration can be completed within sixty (60) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to proportionate reduction of rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere said damage interfered with Tenant's business in the Premises.

13.2 Partial Damage - Uninsured. In the event the Premises or the Building are damaged by a risk not covered Landlord's insurance or the proceeds of available insurance are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to; (1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided; or (2) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any rent theretofore paid in advance for any period of time subsequent to such date.

13.3 Total Destruction. In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

13.4 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Section 13, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 13 occurs during the last twelve (12) months of the term of this Lease or any extension thereof, provided that the Lease shall terminate as of the date of the damage if the reconstruction process has not begun within sixty (60) days.

13.5 Landlord's Obligations. The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor covering, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair, or restoration; nor shall Tenant have the right to terminate this Lease as a result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein, unless caused by Landlord's negligence or breach of this Agreement. Landlord will give reasonable notice, will coordinate with Tenant, and will use reasonable means to avoid interference with Tenant's use of the Premises in connection with repairs.

13.6  If the reconstruction process for damages referred to in Section 13.1 and
13.2 has not begun within sixty (60) days after the date of the damage, Tenant shall have the right either; (1) to terminate this Lease Agreement upon ten (10) days written notice to the Landlord delivered within ten (10) days after the expiration of such sixty (60) day period; or (2) to repair the Premises and charge the Landlord.

14. CONDEMNATION

If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty
(30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or repair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right, at its option, to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same, or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises immediately prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

15.  ASSIGNMENT AND SUBLETTING

15.1 Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

15.2 Reasonable Consent. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord; (a) the name and legal composition of the proposed subtenant or assignee; (b) the nature of the business proposed to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; (d) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee.

15.3 No Release of Tenant. No consent by Landlord of any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

15.4 Attorneys' Fees. In the event Landlord shall not consent to a sublease or assignment under this Section 15, Tenant shall pay Landlord's reasonable attorneys' fees not to exceed One Thousand Dollars ($1,000.00) incurred in connection with giving such consent.

16.  SUBORDINATION

16.1 Subordination. This Lease at Landlord's option shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgages, trustee or ground lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of the recording thereof.

16.2 Subordination Agreements. Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

16.3 Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease, performing its covenants and conditions under the Lease Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

16.4 Attornment. In the event any proceedings are brought for default under ground or any underlying lease or if the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

17.  DEFAULT REMEDIES

17.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

     (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for five (5) days after written notice by Landlord to Tenant);
     (b) The abandonment or vacation of the Premises by Tenant;
     (c) A failure by tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continuous for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however that if the nature of the default is such that the same cannot be reasonably cured within said twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;
     (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of tenant's assets located in the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

17.2 Remedies. In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default breach;
     (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease. Including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

     (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following: (I) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (II) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (III) the worth at the time of award of the amount by which the unpaid rent for the balance of the term at the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (IV) any other amount necessary to compensate Landlord of all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (V) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modification to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in (I) above, the "worth at the time of award" is computed by discounting such amount by ten percent (10%). The term "rent", used in this Section 17, shall be deemed to be, and to mean, the rent to be paid pursuant to Section 3 and all other monetary sums required to be paid by Tenant pursuant to the term of this Lease.

17.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be receive by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the rights and remedies granted hereunder.

17.4 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required by Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

         For the purpose of maintaining an economical and proper distribution of Tenants throughout the Building acceptable to Landlord, Landlord shall have the right from time to time during the term of the Lease to relocate the Premises in the Building on the following terms and conditions;
     (a) The rented usable areas of the new location in the Building are of equal size to the existing location (subject to a variation of up to ten percent (10%) provided the amount of rent payable under this Lease is not increased;
     (b) If the then prevailing rental rate for the new location is less than the amount being paid for the existing location, the rent shall be reduced to equal the then prevailing rent for the new location;
     (c) Landlord shall pay the cost of providing tenant improvements on the new location comparable to the tenant improvements in the existing location;
     (d) Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including but not limited to, costs of moving, door lettering, telephone relocation and reasonable quantities of new stationary.

         Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least thirty (30) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten

(10) days after receipt of Landlord's notice to relocate shall have the right (by delivering written notice to Landlord) to terminate this Lease effective thirty (30) days after delivery of written notice.

19.  OMIT

20.  MISCELLANEOUS

20.1  Estoppel Certificate
     (a) Tenant shall at any time upon no less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing; (I) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; and (II) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults in any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.
     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant; (I) that this Lease is in full force and affect, without modification except as may be represented by Landlord; (II) that there are no uncured defaults in Landlord's performance; and (III) that not more than one month's rent has been paid in advance.
     (c) If Landlord desires to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth. Prior to delivering such financial statements to the Lender, the Landlord shall obtain the agreement of the Lender to keep such financial statements confidential and not to use such financial statements other than to evaluate the credit of Tenant for the purpose of financing or refinancing the Building.

20.2 Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises or the Building other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord, and provided further that all Landlord's obligations hereunder are assumed in writing by the transferee. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

20.3  Captions, Attachments, Defined Terms
     (a) The captions of the paragraph of this Lease are for convenience only and shall not be deemed to be the relevant in resolving any question of interpretation or construction of any section of this Lease.
     (b) Exhibits attached hereto, and addenda's and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.
     (c) The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the land underlying the Building. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

20.4 Entire Agreement. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

20.5 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and each term provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

20.6  Costs of Suit
     (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted judgment.
     (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such person, Tenant covenants to save and hold Landlord harmless form any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.
     (c) If Tenant or Landlord or their successors or assigns shall bring an action against Broker or make Broker a party to litigation arising out of this Lease, Broker shall be entitled to recover reasonable attorneys' fees and court costs from the party bringing the action if Broker is adjudged by a court of competent jurisdiction to be without fault in such matter.

20.7 Time, Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

20.8 Binding Effect, Choice of Law. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 20.2, all of the provisions hereof shall bind and insure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Nevada.

20.9 Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

20.10 Surrender of Premises. The voluntary or other surrender of this Lease by Tenant, a mutual cancellation thereof, shall not work a merger, and shall at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of the Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

20.11 Holding Over. If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (expressed or implied), Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Base Rent), but the "Monthly Installments of Base Rent" payable by Tenant shall be increased to one hundred twenty percent (120 %) of the Monthly Installments of Base Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

20.12  Signs

     (a) Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or displays of any type without prior written consent of Landlord.
     (b) Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

20.13 Reasonable Consent. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall landlord or Tenant be responsible in monetary damages for failure to give consent unless said consent is withheld maliciously or in bad faith.

20.14 Interest on Past Due Obligations. Except as expressly provided, any amount due to Landlord not paid when due shall bear interest at ten percent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

20.15  Rules and Regulations, Parking.

Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and non-discriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its Tenants including those annexed to this Lease as Exhibit C and any modifications or additions thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any said rules and regulations.

20.16 Notices. All Notices of demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Lease.

20.17 Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (120) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

21.  PARKING

Landlord shall provide to tenant during the term of the Lease and any option period exercised, twenty-two (22) free, unreserved surface parking spaces.

22.  TERM AND OPTIONS

Provided Tenant is not then in default, Tenant shall have the option to renew this Lease upon the expiration of the term hereof for an additional term of Five
(5) years, upon the same terms and conditions as are herein provided other than the rent, which shall be the rent at comparable office rent, not to be less than rent at the last month of the Lease. If Tenant desires to exercise such option, it shall do so by giving written notice to Landlord, not less than One Hundred Eighty (180) days prior to the expiration of the Term set forth above.

23.  OPTION TO LEASE EXPANSION SPACE

Provided Tenant is not then in default, Tenant shall have the option to lease additional office space in the Building, as it becomes available. Landlord shall notify Tenant of any portion of the 2nd Floor not originally included in the Premises that is becoming available, including the market rent for such space and the terms of the lease of such additional space. The rent to Tenant for such available space shall be the Market rent of said space in the Building. If Tenant desires to exercise such option, it shall do so by giving written notice to Landlord within ten (10) days from delivery to Tenant of the notice of availability of such space. Upon exercise of the option, the parties shall exercise a Lease Amendment setting forth the terms and conditions of the Lease of the additional space.

24.  RESTRICTIVE COVENANTS

Throughout the Term, Landlord shall not lease any space in the building to a Payroll or Employment business without the written consent of the Tenant.

Subject to the City of Reno's approval and Tenant leasing from Landlord in excess of 10,000 square feet, Tenant at Tenant's sole expense shall install an identification sign on the Building's monument sign. Landlord shall have the right to approve or disapprove specifications of the above mentioned sign, but consent shall not be unreasonably withheld.

26.  NO LIENS

Landlord warrants that during the term of the Lease and any renewals thereof, there will be no liens, encumbrances that will substantially impair Tenant's use and employment of the Premises for the purposes stated in the Lease. If Landlord does not cure any breach of this warranty within ten (10) days after written notice of breach delivered to the Landlord, Tenant may terminate this Lease immediately by written notice delivered to the Landlord within ten (10) days after the expiration of such ten (10) day period. Rent shall be abated during such impairment.

27.  TAXES

The Tenant shall have the right to contest any tax, assessment, condemnation or other law or government act that increases the cost or interference with the use and occupancy rights of the Tenant in connection with the Premises.

28.  INSPECTION OF BOOKS AND RECORDS

The Tenant shall have the right at any reasonable time on thirty (30) days written notice to inspect the books and records of the Landlord, and any other documents in the possession or control of the Landlord, to the extent that such books, records or documents reflect or form the basis of any obligation of the Tenant under this Lease Agreement.

29.  QUIET POSSESSION

Tenant shall have the right of quiet possession and enjoyment of the Premises free from any interference arising from any act or omission of the Landlord, its agent or tenants. Landlord will maintain the common areas and access to the Premises at all times in such manner as shall permit the Tenant to carry on its business in the normal manner without interference or interruption.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the date and year as first referenced above.

Landlord:                               Tenant:

Incline Capital Group, LLC              TriNet Employer Group, Inc.
a Nevada LLC                            a California Corporation

By: ___________________________               By:/s/ DOUGLAS P. DEVLIN
                                                 ---------------------
    (signature)                                  (signature)

Paul Shirley                                  Douglas P. Devlin
                                              Chief Financial Officer


Address:                                      Address:

875 Lakeshore Blvd.                           101 Callan Avenue
Incline Village, NV 89451                     San Leandro, CA 94577
                                              (510) 297-0221

                           FIRST AMENDMENT TO LEASE
                           ------------------------


This First Amendment to Lease dated July 9th, 1999 is entered into this 19th day of July, 1999, by and between Incline Capital Group, LLC a Nevada Corporation ("Landlord") and TriNet Employer Group, Inc. ("Tenant").

The parties hereto wish to amend the Lease to add (i) the Adjusted Base Rent to the terms and conditions of the Lease as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Adjusted Base Rent.  As of the Effective Date, Section 2.1 of the Lease is
    -------------------
hereby amended so that the monthly Adjusted Base Rent shall be added for the premises and shall be as follows:

    Month 1 - 12:     $1.65 per square foot of Rentable Area, modified gross
                              full service with Tenant being responsible to pay all janitorial expenses.

    Month 13 - 24:    $1.69 per square foot of Rentable Area, modified gross
                              full service with Tenant being responsible to pay all janitorial expenses.

    Month 25 - 36:    $1.73 per square foot of Rentable Area, modified gross
                              full service with Tenant being responsible to pay all janitorial expenses.

    Month 37 - 48:    $1.77 per square foot of Rentable Area, modified gross
                              full service with Tenant being responsible to pay all janitorial expenses.

    Month 49 - 60:    $1.82 per square foot of Rentable Area, modified gross
                              full service with Tenant being responsible to pay all janitorial expenses.

2.  No Change.  Except as set forth herein, all of the terms and conditions
    ----------
of the Lease remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and date first written above.

LANDLORD:                                  TENANT:
INCLINE CAPITAL GROUP, LLC.                TRINET EMPLOYER GROUP, INC
A Nevada LLC                               a California corporation


By: /s/ [ILLEGIBLE] SHIRLEY               By: /s/ DOUGLAS P. DEVLIN, CFO
    ---------------------------                --------------------------

Its: Manager                               Its: Chief Financial Officer
     --------------------------                --------------------------


                                           By:_________________________


                                           Its:________________________

                           SECOND AMENDMENT TO LEASE
                           -------------------------


This Amendment to Lease dated July 9th, 1999 is entered into this 19th day of October, 1999, by and between INCLINE CAPITAL GROUP, LLC a Nevada Limited Liability Company ("Landlord") and TRINET EMPLOYER GROUP, INC. a California Corporation ("Tenant").

The parties hereto wish to amend the Lease to modify (i) the Premise to the terms and conditions of the Lease as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  PREMISES.
    ---------

    1.1  Description.  As of the Effective Date, Section 1.1 of the Lease is
         -----------
    hereby amended so that the Premise size shall be as follows:


    The size of the Premises shall increase from 6,364+ square feet of
                                                      -
    rentable area to 12,612+ square feet of rentable area.
                           -

    1.2  Work of Improvement.  As of the Effective Date, Section 1.2 of the
    ------------------------
         Lease is hereby amended to reflect the additional Tenant Improvement Allowance offered by Landlord caused by the increase in Premise size. Landlord and Tenant shall expend all funds and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently in a first class workmanlike manner for the amount not to exceed $25.00 per 6,364 rentable square foot of Tenant's initial leased office space and an additional $25.00 per 5,534 usable square foot in the remainder of the expanded Premise. Any amount exceeding $25.00 per square foot shall be paid by Tenant at completion of work. Any amount less than $25.00 per square foot shall be to the benefit of the Landlord. The combined rentable and usable Tenant Improvement Allowance paid by Landlord shall not exceed $297,450.00. In addition, Landlord, Tenant and Broker shall split 1/3rd each of the partial cost of the HVAC VAV Box installation which is $15,598.00 and the VAV cost split three ways shall be $5,199.34 each.

2.  RENT.
    -----
    The Rent for the month of October, 1999 and November, 1999 shall be based on the original Lease square footage of 6,364 square feet and Rent for the month beginning December, 1999 through September 28, 2000 shall be based on the square footage of 12,612 square feet.


Except as set forth herein, all of the terms and conditions of the Lease remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and date first written above.

LANDLORD:                                   TENANT:

Incline Capital Group,  LLC.                TriNet Employer Group, Inc.
a Nevada Limited Liability Company          a California Corporation

By: /s/ [ILLEGIBLE]   SHIRLEY               By: /s/ DOUGLAS P. DEVLIN
    ------------------------------              ------------------------------

Its: Manager                                Its: CFO
     -----------------------------              ------------------------------